                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                November 1, 2001


GREENWICH CAPITAL ACCEPTANCE, INC. (as Depositor under the Pooling and Servicing Agreement, dated as of October 1, 2001, providing for the issuance of Mortgage Loan Pass-Through Certificates, Series 2001-1)

                       Greenwich Capital Acceptance, Inc.
                       ----------------------------------
             (Exact Name of Registrant as Specified in its Charter)



Delaware                    333-60904                        06-1199884
---------                   ---------                        ----------
(State or Other             (Commission                   (I.R.S. Employer
Jurisdiction Of             File Number)                 Identification No.)
Incorporation)


600 Steamboat Road
 Greenwich, CT                                                 06830
 -------------                                                 -----
(Address of Principal                                        (Zip Code)
 Executive Offices)


       Registrant's telephone number, including area code: (203) 625-2700

                                    No Change
   --------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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     Item 5. Other Events

     The Registrant registered issuances of Thornburg Mortgage Securities Trust Mortgage Loan Pass-Through Certificates, Series 2001-1 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-60904) (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued $507,799,100 in aggregate principal amount of Class A, Class X, Class A-R, Class B-1, Class B-2 and Class B-3 (the "Public Certificates") of Thornburg Mortgage Securities Trust Mortgage Loan Pass-Through Certificates, Series 2001-1 on November 1, 2001. The Public Certificates were offered pursuant to the definitive Prospectus dated October 29, 2001, as supplemented by the Prospectus Supplement dated October 29, 2001 (the "Prospectus Supplement"), a form of which was filed as an exhibit to the Registration Statement.

     This Current Report on Form 8-K includes a copy of the Pooling and Servicing Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates. The Certificates were issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), attached hereto as Exhibit 4.1, dated as of October 1, 2001, among Greenwich Capital Acceptance, Inc., as depositor, Bankers Trust (Delaware), as Delaware trustee, Bankers Trust Company of California, N.A., as trustee, Thornburg Mortgage Home Loans, Inc., as seller, Washington Mutual Mortgage Securities Corp., as master servicer and The Murrayhill Company, as loss mitigation advisor. The "Certificates" consist of the following classes: Class A, Class X, Class A-R, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6 and Class LTA-R. The Certificates evidence all of the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of a pool of certain adjustable rate, first lien, residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of $511,896,372 as of October 1, 2001, together with certain other assets. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.


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     Item 7. Financial Statements; Pro Forma Financial Information and Exhibits

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     1.1 Underwriting Agreement, dated October 29, 2001, between Greenwich Capital Acceptance, Inc., as depositor, and Greenwich Capital Markets, Inc., as the underwriter.

     4.1 Pooling and Servicing Agreement, dated as of October 1, 2001, among Greenwich Capital Acceptance, Inc., as depositor, Bankers Trust (Delaware), as Delaware trustee, Bankers Trust Company of California, N.A., as trustee, Thornburg Mortgage Home Loans, Inc., as seller, Washington Mutual Mortgage Securities Corp., as master servicer and The Murrayhill Company, as loss mitigation advisor.

     99.1 Mortgage Loan Purchase Agreement, dated as of October 1, 2001, between Thornburg Mortgage Home Loans, Inc., as seller, and Greenwich Capital Acceptance, Inc., as purchaser.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             GREENWICH CAPITAL ACCEPTANCE, INC.,



                                             By: /s/Prue Larocca
                                             -----------------------------------
                                                 Name: Prue Larocca
                                                 Title:   Senior Vice President

Dated: November 1, 2001


                                       4
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                                 EXHIBIT INDEX
                                 -------------

Exhibit No.             Description                                                  Page No.
-----------             -----------                                                  --------
1.1                      Underwriting Agreement, dated October 29, 2001, between
                         Greenwich Capital Acceptance, Inc., as depositor, and
                         Greenwich Capital Markets, Inc., as the underwriter.

4.1                      Pooling and Servicing Agreement, dated as of October 1, 2001, among Greenwich Capital Acceptance, Inc., as depositor,
                         Bankers Trust (Delaware), as Delaware trustee, Bankers Trust
                         Company of California, N.A., as trustee, Thornburg Mortgage
                         Home Loans, Inc., as seller, Washington Mutual
                         Mortgage Securities Corp., as master servicer and
                         The Murrayhill Company, as loss mitigation advisor.

99.1                     Mortgage Loan Purchase Agreement, dated as of October 1, 2001, between Thornburg Mortgage Home Loans, Inc., as seller, and
                         Greenwich Capital Acceptance, Inc., as purchaser.




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